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                         DRESDNER RCM GLOBAL FUNDS, INC.
                        SUPPLEMENT DATED JANUARY 19, 2001
                       TO THE PROSPECTUS DATED MAY 1, 2000

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "GLOBAL EQUITY FUND" ON PAGE 16 OF THE PROSPECTUS.

The Global Equity Team at Dresdner RCM is primarily responsible for the day to day management of the Global Equity Fund. This team manages the Fund on a team basis, and no individual is separately responsible for the management of the Fund.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION FOUND UNDER THE SUBHEADING "STRATEGIC INCOME FUND" ON PAGE 16 OF THE PROSPECTUS.

The Fixed Income Team at Dresdner RCM is primarily responsible for the day to day management of the Strategic Income Fund. This team manages the Fund on a team basis, and no individual is separately responsible for the management of the Fund.